UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 18, 2015
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 18, 2015, the Board of Directors of Anworth Mortgage Asset Corporation (“Anworth”) approved various amendments to Anworth’s Asset Acquisition Policy.  Anworth’s Asset Acquisition Policy provides guidelines for acquiring investments and contemplates that Anworth will acquire a portfolio of investments that can be grouped into specific categories.

The foregoing is qualified in its entirety by Anworth’s amended Asset Acquisition Policy, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.
Exhibit #	Description
99.1	Asset Acquisition Policy (as amended on June 18, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	June 24, 2015	By:	/s/ Lloyd McAdams
Name: Lloyd McAdams
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit #	Description

99.1	Asset Acquisition Policy (as amended on June 18, 2015).